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                                                                    EXHIBIT 23.2

                          CONSENT OF INDEPENDENT ACCOUNTANTS

       We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 20, 1997 appearing on page 38 of Mattson Technology, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1996.



/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

San Jose, California
October 30, 1997